                                                                  EXHIBIT 99q(i)

                         THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                      THE HARTFORD INCOME SHARES FUND, INC.
                           HARTFORD SERIES FUND, INC.
                        HARTFORD HLS SERIES FUND II, INC.

                                POWER OF ATTORNEY

                              Dated: August 5, 2003

     Lynn S. Birdsong        Duane E  Hill            Millard H. Pryor, Jr.
     Winifred E. Coleman     George R. Jay            Lowndes A. Smith
     Tamara L. Fagely        Thomas M. Marra          David M. Znamierowski(1)
     Dr. Robert M. Gavin     Phillip O. Peterson

do hereby jointly and severally authorize Kevin J. Carr, Daniel E. Burton or Walter F. Garger to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemptive Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the date first written above.


/s/ Lynn S. Birdsong                     /s/ Thomas M. Marra
-------------------------------          -------------------------------
Lynn S. Birdsong                         Thomas M. Marra


/s/ Winifred E. Coleman                  /s/ Phillip O. Peterson
-------------------------------          -------------------------------
Winifred E. Coleman                      Phillip O. Peterson


/s/ Tamara L. Fagely                     /s/ Millard H. Pryor, Jr.
-------------------------------          -------------------------------
Tamara L. Fagely                         Millard H. Pryor, Jr.


/s/ Robert M. Gavin, Jr.                 /s/ Lowndes A. Smith
-------------------------------          -------------------------------
Dr. Robert M. Gavin, Jr.                 Lowndes A. Smith


/s/ Duane E. Hill                        /s/ David M.Znamierowski
-------------------------------          -------------------------------
Duane E. Hill                            David M. Znamierowski


/s/ George R. Jay
-------------------------------
George R. Jay

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(1) President of all of the above-referenced investment companies and
Director of The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc.